                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 21, 2000
                                                  --------------


                            CROSSROADS SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



000-30362                                                            74-2846643
-------------------------------------------------------------------------------
(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



9390 Research Boulevard, Suite II-300, Austin, Texas                      78759
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (512) 349-0300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 21, 2000, we completed the acquisition of Polaris Communications, Inc., an Oregon corporation, pursuant to an Agreement and Plan of Merger and Reorganization dated February 3, 2000, by and among Crossroads, Polaris and North Star Acquisition Corp., an Oregon corporation and wholly owned subsidiary of Crossroads.

         North Star Acquisition Corp. merged with and into Polaris, with Polaris surviving the merger as a wholly owned subsidiary of Crossroads named Crossroads Systems (Oregon), Inc., effective as of March 21, 2000. Each share of Polaris common stock was converted into the right to receive 225 shares of our common stock. The conversion ratio was determined pursuant to the terms of the Merger Agreement, which was the result of arm's-length negotiations. This acquisition will be accounted for as a purchase.

         Pursuant to the terms of the Merger Agreement, 450,000 shares of our common stock are issuable in exchange for the outstanding shares of Polaris common stock and upon exercise of outstanding options to acquire Polaris common stock assumed by us, of which 45,000 shares of common stock have been placed into escrow for a period of twelve months to secure indemnification obligations pursuant to the Merger Agreement.

         Polaris' technologies deliver increased connectivity and bandwidth options to enterprise data centers, focusing on high-speed connections between open systems and mainframes. We plan to utilize their expertise and technologies to deliver high-speed data connections between Fibre Channel SANs and ESCON and future FICON technologies in enterprise data center environments.

         The shares issued to stockholders of Polaris were issued pursuant to a fairness hearing under Oregon Law and Section 3(a)(10) of the Securities Act of 1933, as amended.

         Immediately prior to the merger, all of the issued and outstanding shares of capital stock of Polaris were owned by the shareholders of Polaris. We are not aware of any pre-existing material relationships between such shareholders and us, or between such shareholders and our affiliates, directors or officers, or any associate of any such director or officer.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Requisite financial statements, if any, will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial Current Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information. Requisite financial information, if any, will be filed by amendment to this Current Report on Form 8-K within 60 days after the date that this initial Current Report on Form 8-K must be filed.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger and Reorganization, dated February 3, 2000, by and among Crossroads Systems, Inc., North Star Acquisition Corp. and Polaris Communications, Inc.

                  99.1. Press Release of Crossroads dated March 21, 2000 (announcing the completion of the merger)



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CROSSROADS SYSTEMS, INC.



Dated:  March 31, 2000                       By: /s/ Reagan Y. Sakai
                                                  -----------------------------
                                                  Reagan Y. Sakai
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
2.1         Agreement and Plan of Merger and Reorganization, dated February 3,
            2000, by and among Crossroads Systems, Inc., North Star Acquisition
            Corp. and Polaris Communications, Inc.

99.1 Press Release of Crossroads dated March 21, 2000 (announcing the completion of the merger)